Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Billions	Dec. 31, 2025 COP ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 COP ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 COP ($)	Dec. 31, 2022 COP ($)
Risk management
Cash and cash equivalents	$ 10,694		$ 14,054		$ 12,336	$ 15,401
Other financial assets	$ 3,296		$ 5,240
USD$ Million
Risk management
Cash and cash equivalents		$ 544		$ 650
Other financial assets		777		735
Trade receivables and payables, net		432		(495)
Loans and borrowings		(18,702)		(18,320)
Other assets and liabilities, net		(483)		117
Net liability position		$ (17,432)		$ (17,313)